EXHIBIT 32.1

CERTIFICATION OF OFFICER

OF AML COMMUNICATIONS, INC.

PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of AML Communications, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)                                   The quarterly report on Form 10-QSB for the period ended September 30, 2007 of the Company fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)                                  Information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007

/s/ Jacob Inbar
By: Jacob Inbar,
Chief Executive Officer
(Principal Executive Officer)